Exhibit 99.2
Fourth-Quarter 2019 Detailed Supplemental Information

	2018					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	8,798	8,504	9,449	9,666	36,417	9,150	7,953	7,756	7,708	32,567
Equity in earnings of affiliates	208	265	294	307	1,074	188	173	290	128	779
Gain on dispositions	7	55	113	888	1,063	17	82	1,785	82	1,966
Other income (loss)	(52)	416	309	(500)	173	702	172	262	222	1,358
Total Revenues and Other Income	8,961	9,240	10,165	10,361	38,727	10,057	8,380	10,093	8,140	36,670

Costs and Expenses
Purchased commodities	3,714	3,064	3,530	3,986	14,294	3,675	2,674	2,710	2,783	11,842
Production and operating expenses	1,171	1,313	1,367	1,362	5,213	1,271	1,418	1,331	1,302	5,322
Selling, general and administrative expenses	99	118	119	65	401	153	129	87	187	556
Exploration expenses	95	69	103	102	369	110	122	360	151	743
Depreciation, depletion and amortization	1,412	1,438	1,494	1,612	5,956	1,546	1,490	1,566	1,488	6,090
Impairments	12	(35)	44	6	27	1	1	24	379	405
Taxes other than income taxes	183	273	312	280	1,048	275	194	237	247	953
Accretion on discounted liabilities	88	89	89	87	353	86	87	86	67	326
Interest and debt expense	184	177	186	188	735	233	165	184	196	778
Foreign currency transaction (gains) losses	30	(28)	5	(24)	(17)	12	28	(21)	47	66
Other expenses	197	143	10	25	375	8	14	36	7	65
Total Costs and Expenses	7,185	6,621	7,259	7,689	28,754	7,370	6,322	6,600	6,854	27,146
Income before income taxes	1,776	2,619	2,906	2,672	9,973	2,687	2,058	3,493	1,286	9,524
Income tax provision	876	965	1,033	794	3,668	841	461	422	543	2,267
Net Income	900	1,654	1,873	1,878	6,305	1,846	1,597	3,071	743	7,257
Less: net income attributable to noncontrolling interests	(12)	(14)	(12)	(10)	(48)	(13)	(17)	(15)	(23)	(68)
Net Income Attributable to ConocoPhillips	888	1,640	1,861	1,868	6,257	1,833	1,580	3,056	720	7,189

Net Income Attributable to ConocoPhillips Per Share of Common Stock (dollars)
Basic	0.75	1.40	1.60	1.62	5.36	1.61	1.40	2.76	0.66	6.43
Diluted	0.75	1.39	1.59	1.61	5.32	1.60	1.40	2.74	0.65	6.40

Average Common Shares Outstanding (in thousands)*
Basic	1,179,792	1,172,378	1,163,033	1,151,148	1,166,499	1,139,463	1,125,995	1,108,555	1,095,606	1,117,260
Diluted	1,186,454	1,181,167	1,172,694	1,159,305	1,175,538	1,146,515	1,131,242	1,113,250	1,099,786	1,123,536
*Ending Common Shares Outstanding is 1,084,868 as of Dec. 31, 2019, compared with 1,097,269 as of Sep. 30, 2019.

INCOME (LOSS) BEFORE INCOME TAXES

Alaska	654	531	535	470	2,190	505	580	417	491	1,993

Lower 48	398	523	660	640	2,221	261	269	35	9	574

Canada	(105)	47	49	(24)	(33)	73	100	69	(6)	236

Europe and North Africa	771	862	811	1,687	4,131	709	602	2,345	502	4,158

Asia Pacific and Middle East	653	629	815	743	2,840	730	642	606	509	2,487

Other International	(10)	(2)	334	72	394	130	87	75	(21)	271

Corporate and Other	(585)	29	(298)	(916)	(1,770)	279	(222)	(54)	(198)	(195)

Consolidated	1,776	2,619	2,906	2,672	9,973	2,687	2,058	3,493	1,286	9,524

EFFECTIVE INCOME TAX RATES

Alaska*	19.9%	21.4%	20.1%	5.4%	17.2%	23.9%	20.5%	26.6%	24.7%	23.7%

Lower 48	22.6%	21.7%	22.2%	19.3%	21.3%	26.2%	23.1%	27.7%	-32.5%	24.0%

Canada	38.4%	29.7%	31.2%	361.3%	291.3%	-66.4%	-1.0%	26.1%	196.6%	-18.3%

Europe and North Africa	68.3%	66.3%	70.3%	35.4%	54.8%	70.8%	32.4%	14.6%	78.4%	34.5%

Asia Pacific and Middle East	27.6%	23.5%	27.8%	22.4%	25.4%	26.2%	17.1%	-3.8%	41.8%	19.7%

Other International	-336.7%	-102.3%	5.4%	-33.5%	7.6%	-1.3%	6.6%	4.4%	-0.8%	2.8%

Corporate and Other	7.5%	5.3%	17.3%	0.9%	5.8%	3.0%	13.3%	74.3%	86.6%	119.4%

Consolidated	49.3%	36.8%	35.5%	29.7%	36.8%	31.3%	22.4%	12.1%	42.2%	23.8%
*Alaska including taxes other than income taxes.	22.4%	36.1%	37.1%	24.9%	30.3%	38.1%	25.8%	40.6%	38.2%	35.4%

	2018					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	524	418	427	445	1,814	384	462	306	368	1,520

Lower 48	308	410	513	516	1,747	193	206	26	11	436

Canada	(65)	33	34	61	63	122	100	51	6	279

Europe and North Africa	245	290	241	1,090	1,866	207	407	2,001	109	2,724

Asia Pacific and Middle East	461	466	577	566	2,070	525	517	613	274	1,929

Other International	(44)	(5)	316	97	364	131	81	73	(22)	263

Corporate and Other	(541)	28	(247)	(907)	(1,667)	271	(193)	(14)	(26)	38

Consolidated	888	1,640	1,861	1,868	6,257	1,833	1,580	3,056	720	7,189

SPECIAL ITEMS

Alaska	79	-	-	98	177	-	81	(6)	4	79

Lower 48	(8)	-	(37)	106	61	(47)	(125)	(110)	(230)	(512)

Canada	-	36	32	80	148	68	66	-	-	134

Europe and North Africa	-	32	-	805	837	-	234	1,845	(7)	2,072

Asia Pacific and Middle East	-	-	-	-	-	-	52	164	(151)	65

Other International	(34)	-	325	93	384	147	84	86	-	317

Corporate and Other	(285)	281	(54)	(623)	(681)	517	45	163	273	998

Consolidated	(248)	349	266	559	926	685	437	2,142	(111)	3,153
Detailed reconciliation of these items is provided on page 3.

ADJUSTED EARNINGS

Alaska	445	418	427	347	1,637	384	381	312	364	1,441

Lower 48	316	410	550	410	1,686	240	331	136	241	948

Canada	(65)	(3)	2	(19)	(85)	54	34	51	6	145

Europe and North Africa	245	258	241	285	1,029	207	173	156	116	652

Asia Pacific and Middle East	461	466	577	566	2,070	525	465	449	425	1,864

Other International	(10)	(5)	(9)	4	(20)	(16)	(3)	(13)	(22)	(54)

Corporate and Other	(256)	(253)	(193)	(284)	(986)	(246)	(238)	(177)	(299)	(960)

Consolidated	1,136	1,291	1,595	1,309	5,331	1,148	1,143	914	831	4,036

ADJUSTED EFFECTIVE INCOME TAX RATES

Alaska	19.5%	21.4%	20.1%	26.2%	21.7%	23.9%	25.6%	25.2%	25.4%	25.0%

Lower 48	22.5%	21.7%	22.3%	19.1%	21.4%	25.3%	23.0%	23.1%	20.5%	23.0%

Canada	38.4%	-1.5%	61.1%	20.3%	33.6%	26.7%	20.8%	26.1%	196.6%	19.5%

Europe and North Africa	68.3%	68.1%	70.3%	69.0%	68.9%	70.8%	71.3%	73.4%	77.7%	73.0%

Asia Pacific and Middle East	27.6%	23.5%	27.8%	22.4%	25.4%	26.2%	24.6%	23.3%	28.9%	25.8%

Other International	0.7%	-102.3%	17.2%	130.6%	44.9%	9.6%	-32.9%	-2.7%	-0.8%	0.7%

Corporate and Other	13.8%	5.8%	11.3%	-8.2%	5.7%	14.8%	12.7%	23.3%	4.8%	13.2%

Consolidated	41.8%	41.2%	39.2%	43.6%	41.4%	42.9%	40.5%	42.5%	46.6%	43.0%

	2018					2019
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS

Alaska
Pending claims and settlements	101	-	-	-	101	-	69	-	-	69
Subtotal before income taxes	101	-	-	-	101	-	69	-	-	69
Income tax provision (benefit)[1]	22	-	-	(98)	(76)	-	(12)	6	(4)	(10)
Total	79	-	-	98	177	-	81	(6)	4	79

Lower 48
Restructuring	-	-	(20)	(3)	(23)	-	-	-	-	-
Impairments	(10)	-	(43)	-	(53)	(60)	(95)	(141)	(386)	(682)
Gain (loss) on asset sales	-	-	56	136	192	-	-	-	82	82
Pending claims and settlements	-	-	(41)	-	(41)	-	(67)	-	9	(58)
Subtotal before income taxes	(10)	-	(48)	133	75	(60)	(162)	(141)	(295)	(658)
Income tax provision (benefit)[1]	(2)	-	(11)	27	14	(13)	(37)	(31)	(65)	(146)
Total	(8)	-	(37)	106	61	(47)	(125)	(110)	(230)	(512)

Canada
Gain (loss) on asset sales	-	50	45	-	95	-	56	-	-	56
Subtotal before income taxes	-	50	45	-	95	-	56	-	-	56
Income tax provision (benefit)[2]	-	14	13	(80)	(53)	(68)	(10)	-	-	(78)
Total	-	36	32	80	148	68	66	-	-	134

Europe and North Africa
Impairments	-	53	-	52	105	-	-	-	-	-
Gain (loss) on asset sales	-	-	-	715	715	-	-	1,752	(15)	1,737
Subtotal before income taxes	-	53	-	767	820	-	-	1,752	(15)	1,737
Income tax provision (benefit)[3]	-	21	-	(38)	(17)	-	(234)	(93)	(8)	(335)
Total	-	32	-	805	837	-	234	1,845	(7)	2,072

Asia Pacific and Middle East
Gain (loss) on asset sales	-	-	-	-	-	-	5	-	-	5
Qatar deferred tax adjustment	-	-	-	-	-	-	-	-	(118)	(118)
Pending claims and settlements	-	-	-	-	-	-	-	-	(2)	(2)
Subtotal before income taxes	-	-	-	-	-	-	5	-	(120)	(115)
Income tax provision (benefit)[4]	-	-	-	-	-	-	(47)	(164)	31	(180)
Total	-	-	-	-	-	-	52	164	(151)	65

Other International
Pending claims and settlements	-	-	345	85	430	147	89	89	-	325
Subtotal before income taxes	-	-	345	85	430	147	89	89	-	325
Income tax provision (benefit)[5]	34	-	20	(8)	46	-	5	3	-	8
Total	(34)	-	325	93	384	147	84	86	-	317

Corporate and Other
Pension settlement expense	-	(147)	(14)	(35)	(196)	-	-	(37)	(8)	(45)
Pending claims and settlements	34	-	(18)	-	16	(17)	44	34	(17)	44
Premiums on early debt retirement	(206)	(2)	-	-	(208)	-	-	-	-	-
Unrealized gain (loss) on CVE common shares	(123)	383	(73)	(624)	(437)	343	30	116	160	649
Unrealized gain (loss) on CAD FX derivative	7	4	(3)	6	14	(6)	(24)	15	(18)	(33)
Recognition of deferred revenue	-	60	44	-	104	248	-	49	-	297
Restructuring	-	-	(17)	-	(17)	-	-	-	-	-
Subtotal before income taxes	(288)	298	(81)	(653)	(724)	568	50	177	117	912
Income tax provision (benefit)[6]	(3)	17	(27)	(30)	(43)	51	5	14	(156)	(86)
Total	(285)	281	(54)	(623)	(681)	517	45	163	273	998

Total Company	(248)	349	266	559	926	685	437	2,142	(111)	3,153
[1]Includes deferred tax adjustment in 4Q 2018 and 2Q 2019 in Alaska and in 4Q 2018 in Lower 48.
[2]Includes deferred tax adjustment in 4Q 2018 and 1Q 2019, and a tax rate change in 2Q 2019 in Canada.
[3]Includes tax adjustment in 2Q 2019 and 3Q 2019 related to the U.K. disposition.
[4]Includes tax adjustment in 2Q 2019 related to the Greater Sunrise Fields disposition and in 3Q 2019 for Malaysia Deepwater tax incentives.
[5]Includes 1Q 2018 Nigeria tax settlement.
[6]Includes deferred tax adjustment related to foreign tax credits in 4Q 2019.

	2018					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CONSOLIDATED BALANCE SHEET

Assets
Cash and cash equivalents	4,984	3,234	3,716	5,915	5,915	6,218	5,941	7,193	5,088	5,088
Short-term investments	288	612	875	248	248	249	732	908	3,028	3,028
Accounts and notes receivable	4,032	3,750	4,319	3,920	3,920	3,701	3,490	3,478	3,267	3,267
Accounts and notes receivable—related parties	160	180	180	147	147	168	161	138	134	134
Investment in Cenovus Energy	1,776	2,159	2,086	1,462	1,462	1,805	1,835	1,951	2,111	2,111
Inventories	1,053	1,093	1,239	1,007	1,007	1,014	1,089	955	1,026	1,026
Prepaid expenses and other current assets	894	580	2,308	575	575	528	2,552	594	2,259	2,259
Total Current Assets	13,187	11,608	14,723	13,274	13,274	13,683	15,800	15,217	16,913	16,913
Investments and long-term receivables	9,572	9,435	9,553	9,329	9,329	9,302	8,748	8,916	8,687	8,687
Loans and advances—related parties	399	399	335	335	335	268	268	219	219	219
Net properties, plants and equipment	45,997	46,306	44,736	45,698	45,698	45,942	44,334	43,814	42,269	42,269
Other assets	1,572	1,188	1,209	1,344	1,344	2,303	2,111	2,174	2,426	2,426
Total Assets	70,727	68,936	70,556	69,980	69,980	71,498	71,261	70,340	70,514	70,514

Liabilities
Accounts payable	3,824	3,642	3,887	3,863	3,863	3,815	3,618	3,148	3,176	3,176
Accounts payable—related parties	62	24	31	32	32	31	17	23	24	24
Short-term debt	337	89	95	112	112	113	114	121	105	105
Accrued income and other taxes	1,341	1,301	1,582	1,320	1,320	1,539	1,213	1,077	1,030	1,030
Employee benefit obligations	408	511	626	809	809	470	529	543	663	663
Other accruals	1,137	1,071	1,180	1,259	1,259	1,402	3,505	1,030	2,045	2,045
Total Current Liabilities	7,109	6,638	7,401	7,395	7,395	7,370	8,996	5,942	7,043	7,043
Long-term debt	16,709	14,885	14,902	14,856	14,856	14,832	14,809	14,799	14,790	14,790
Asset retirement obligations and accrued environmental costs	7,789	7,665	7,554	7,688	7,688	7,730	5,996	6,087	5,352	5,352
Deferred income taxes	5,409	5,534	5,535	5,021	5,021	5,043	4,825	4,693	4,634	4,634
Employee benefit obligations	1,832	1,774	1,755	1,764	1,764	1,704	1,689	1,786	1,781	1,781
Other liabilities and deferred credits	1,161	1,218	1,330	1,192	1,192	1,838	1,872	1,794	1,864	1,864
Total Liabilities	40,009	37,714	38,477	37,916	37,916	38,517	38,187	35,101	35,464	35,464

Equity
Common stock issued
Par value	18	18	18	18	18	18	18	18	18	18
Capital in excess of par	46,642	46,746	46,858	46,879	46,879	46,877	46,922	46,954	46,983	46,983
Treasury stock	(40,406)	(41,052)	(41,979)	(42,905)	(42,905)	(43,656)	(44,906)	(45,656)	(46,405)	(46,405)
Accumulated other comprehensive income (loss)	(5,371)	(5,637)	(5,442)	(6,063)	(6,063)	(5,914)	(5,827)	(5,654)	(5,357)	(5,357)
Retained earnings	29,663	30,967	32,495	34,010	34,010	35,534	36,769	39,484	39,742	39,742
Total Common Stockholders' Equity	30,546	31,042	31,950	31,939	31,939	32,859	32,976	35,146	34,981	34,981
Noncontrolling Interests	172	180	129	125	125	122	98	93	69	69
Total Equity	30,718	31,222	32,079	32,064	32,064	32,981	33,074	35,239	35,050	35,050
Total Liabilities and Equity	70,727	68,936	70,556	69,980	69,980	71,498	71,261	70,340	70,514	70,514

	2018					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income (loss)	900	1,654	1,873	1,878	6,305	1,846	1,597	3,071	743	7,257
Depreciation, depletion and amortization	1,412	1,438	1,494	1,612	5,956	1,546	1,490	1,566	1,488	6,090
Impairments	12	(35)	44	6	27	1	1	24	379	405
Dry hole costs and leasehold impairments	20	16	28	31	95	27	41	293	60	421
Accretion on discounted liabilities	88	89	89	87	353	86	87	86	67	326
Deferred taxes	65	197	136	(115)	283	(1)	(220)	(83)	(140)	(444)
Undistributed equity earnings	(34)	128	(105)	163	152	24	338	(102)	334	594
Gain on dispositions	(7)	(55)	(113)	(888)	(1,063)	(17)	(82)	(1,785)	(82)	(1,966)
Other	29	(267)	15	414	191	(564)	170	(426)	(180)	(1,000)
Net working capital changes	(86)	177	(51)	595	635	(54)	(531)	(307)	313	(579)
Net Cash Provided by Operating Activities	2,399	3,342	3,410	3,783	12,934	2,894	2,891	2,337	2,982	11,104

Cash Flows from Investing Activities
Capital expenditures and investments	(1,535)	(1,999)	(1,599)	(1,617)	(6,750)	(1,637)	(1,729)	(1,675)	(1,595)	(6,636)
Working capital changes associated with investing activities	28	(120)	35	(11)	(68)	107	(83)	(7)	(120)	(103)
Proceeds from asset dispositions	169	139	86	688	1,082	142	559	2,219	92	3,012
Net sales (purchases) of investments	1,593	(336)	(261)	624	1,620	(1)	(484)	(180)	(2,245)	(2,910)
Long-term collections from (advances to)
related parties and other investments	(333)	367	101	138	273	(88)	276	(207)	38	19
Net Cash Provided by (Used in) Investing Activities	(78)	(1,949)	(1,638)	(178)	(3,843)	(1,477)	(1,461)	150	(3,830)	(6,618)

Cash Flows from Financing Activities
Repayment of debt	(2,888)	(2,064)	(18)	(25)	(4,995)	(19)	(19)	(21)	(21)	(80)
Issuance of company common stock	(18)	60	79	-	121	(38)	2	(3)	9	(30)
Repurchase of company common stock	(500)	(646)	(927)	(926)	(2,999)	(752)	(1,250)	(749)	(749)	(3,500)
Dividends paid	(338)	(337)	(334)	(354)	(1,363)	(350)	(346)	(341)	(463)	(1,500)
Other	(32)	(16)	(63)	(12)	(123)	(14)	(41)	(18)	(46)	(119)
Net Cash Provided by (Used in) Financing Activities	(3,776)	(3,003)	(1,263)	(1,317)	(9,359)	(1,173)	(1,654)	(1,132)	(1,270)	(5,229)

Effect of Exchange Rate Changes	125	(139)	(26)	(77)	(117)	75	(49)	(94)	22	(46)

Net Change in Cash, Cash Equivalents and Restricted Cash	(1,330)	(1,749)	483	2,211	(385)	319	(273)	1,261	(2,096)	(789)
Cash, cash equivalents and restricted cash at beginning of period	6,536	5,206	3,457	3,940	6,536	6,151	6,470	6,197	7,458	6,151
Cash, Cash Equivalents and Restricted Cash at End of Period	5,206	3,457	3,940	6,151	6,151	6,470	6,197	7,458	5,362	5,362

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	263	581	190	264	1,298	410	370	427	306	1,513

Lower 48	751	889	835	709	3,184	834	936	843	781	3,394

Canada	173	45	100	159	477	123	109	83	53	368

Europe and North Africa	216	246	216	199	877	157	182	198	171	708

Asia Pacific and Middle East	99	194	200	225	718	96	123	103	262	584

Other International	1	2	3	-	6	1	-	-	7	8

Corporate and Other	32	42	55	61	190	16	9	21	15	61
Total Capital Expenditures and Investments	1,535	1,999	1,599	1,617	6,750	1,637	1,729	1,675	1,595	6,636

	2018					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)	1,269	1,249	1,261	1,357	1,283	1,361	1,332	1,366	1,334	1,348

Crude Oil (MBD)
Consolidated operations	621	610	622	705	639	703	688	696	681	692
Equity affiliates	15	14	13	12	14	12	14	14	14	13
Total	636	624	635	717	653	715	702	710	695	705
Over (under) lifting of crude oil (MBD)	15	9	28	11	16	8	(3)	19	(2)	6

NGL (MBD)
Consolidated operations	88	95	98	98	95	103	110	106	110	107
Equity affiliates	8	8	8	7	7	7	8	8	8	8
Total	96	103	106	105	102	110	118	114	118	115

Bitumen (MBD)
Consolidated operations	66	63	65	71	66	63	51	63	64	60
Equity affiliates	-	-	-	-	-	-	-	-	-	-
Total	66	63	65	71	66	63	51	63	64	60

Natural Gas (MMCFD)
Consolidated operations	1,775	1,700	1,707	1,793	1,743	1,852	1,704	1,795	1,661	1,753
Equity affiliates	1,053	1,054	1,025	992	1,031	988	1,064	1,076	1,080	1,052
Total	2,828	2,754	2,732	2,785	2,774	2,840	2,768	2,871	2,741	2,805

Industry Prices
Crude Oil ($/BBL)
WTI	62.88	67.99	69.71	59.09	64.92	54.87	59.80	56.44	56.98	57.02
WCS	38.60	48.72	47.47	19.64	38.61	42.58	49.13	44.18	41.15	44.26
Brent dated	66.76	74.35	75.27	67.76	71.04	63.20	68.82	61.94	63.22	64.30
JCC ($/BBL)	58.62	66.66	71.51	76.66	68.36	76.98	63.72	71.59	66.34	69.66
Natural Gas ($/MMBTU)
Henry Hub first of month	3.01	2.80	2.91	3.65	3.09	3.15	2.64	2.23	2.50	2.63

Average Realized Prices
Total ($/BBL)	50.49	54.32	57.71	53.00	53.88	50.59	50.50	47.07	47.01	48.78

Crude Oil ($/BBL)
Consolidated operations	65.47	70.42	72.97	63.74	68.03	59.45	64.90	59.56	60.14	60.98
Equity affiliates	66.50	76.11	76.62	70.73	72.49	59.53	63.98	59.91	61.58	61.32
Total	65.49	70.55	73.05	63.86	68.13	59.45	64.88	59.57	60.17	60.99

NGL ($/BBL)
Consolidated operations	26.68	28.57	33.80	26.61	29.03	22.74	19.97	14.33	18.26	18.73
Equity affiliates	43.99	43.60	49.71	45.48	45.69	38.19	41.72	30.18	37.28	36.70
Total	28.37	29.94	35.14	28.04	30.48	23.85	21.65	15.59	19.67	20.09

Bitumen ($/BBL)
Consolidated operations	14.06	32.38	34.15	11.65	22.29	33.15	37.20	32.54	24.58	31.72
Equity affiliates	-	-	-	-	-	-	-	-	-	-
Total	14.06	32.38	34.15	11.65	22.29	33.15	37.20	32.54	24.58	31.72

Natural Gas ($/MCF)
Consolidated operations	5.18	4.85	5.48	6.05	5.40	5.27	4.08	3.73	3.88	4.25
Equity affiliates	5.04	5.72	6.35	7.15	6.06	7.31	5.81	6.40	5.75	6.29
Total	5.13	5.18	5.81	6.46	5.65	6.00	4.76	4.74	4.62	5.03

Exploration Expenses ($ Millions)
Dry holes	15	1	12	11	39	10	16	139	35	200
Leasehold impairment	5	15	16	20	56	17	25	154	25	221
Total noncash expenses	20	16	28	31	95	27	41	293	60	421
Other (G&A, G&G and lease rentals)	75	53	75	71	274	83	81	67	91	322
Total exploration expenses	95	69	103	102	369	110	122	360	151	743

U.S. exploration expenses	66	49	59	58	232	75	70	319	60	524
International exploration expenses	29	20	44	44	137	35	52	41	91	219

DD&A ($ Millions)
Alaska	185	182	161	213	741	205	208	200	192	805
Lower 48	498	553	603	653	2,307	621	709	731	761	2,822
Canada	91	85	89	50	315	56	48	63	63	230
Europe and North Africa	285	275	281	278	1,119	273	173	222	218	886
Asia Pacific and Middle East	327	317	334	390	1,368	375	338	332	240	1,285
Other International	-	-	-	-	-	-	-	-	-	-
Corporate and Other	26	26	26	28	106	16	14	18	14	62
Total DD&A	1,412	1,438	1,494	1,612	5,956	1,546	1,490	1,566	1,488	6,090

	2018					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Alaska	174	170	152	187	171	210	199	190	205	202
Lower 48	197	218	240	262	229	245	269	277	274	266
Canada	2	1	1	1	1	1	1	1	1	1
Norway	89	82	89	89	87	89	73	91	85	84
United Kingdom	29	23	23	29	26	25	20	19	-	16
Libya	40	34	33	39	36	38	37	39	39	38
Europe and North Africa	158	139	145	157	149	152	130	149	124	138
Australia/Timor-Leste	4	3	3	5	4	6	7	6	5	6
China	37	29	34	42	36	41	37	35	29	35
Indonesia	2	2	2	2	2	2	2	2	2	2
Malaysia	47	48	45	49	47	46	43	36	41	42
Equity affiliates	15	14	13	12	14	12	14	14	14	13
AP/ME	105	96	97	110	103	107	103	93	91	98
Total	636	624	635	717	653	715	702	710	695	705

NGL (MBD)
Alaska	16	14	12	16	14	17	17	11	16	15
Lower 48	60	70	73	71	69	74	82	84	85	81
Canada	-	-	2	-	1	-	1	-	-	-
Norway	4	4	4	3	4	4	3	4	5	4
United Kingdom	4	4	4	4	4	4	3	3	-	3
Europe and North Africa	8	8	8	7	8	8	6	7	5	7
Australia/Timor-Leste	4	3	3	4	3	4	4	4	4	4
Equity affiliates	8	8	8	7	7	7	8	8	8	8
AP/ME	12	11	11	11	10	11	12	12	12	12
Total	96	103	106	105	102	110	118	114	118	115

Bitumen (MBD)
Canada	66	63	65	71	66	63	51	63	64	60
Total	66	63	65	71	66	63	51	63	64	60

Natural Gas (MMCFD)
Alaska	7	6	5	7	6	8	7	6	8	7
Lower 48	568	593	608	616	596	568	593	649	677	622
Canada	13	14	12	9	12	7	8	9	11	9
Norway	208	172	189	206	194	263	244	226	284	254
United Kingdom	309	309	238	270	281	310	247	218	-	193
Libya	31	26	25	31	28	31	27	29	36	31
Europe and North Africa	548	507	452	507	503	604	518	473	320	478
Australia/Timor-Leste	295	241	289	276	275	273	202	222	203	225
Indonesia	307	305	316	307	309	311	314	324	333	321
Malaysia	37	34	25	71	42	81	62	112	109	91
Equity affiliates	1,053	1,054	1,025	992	1,031	988	1,064	1,076	1,080	1,052
AP/ME	1,692	1,634	1,655	1,646	1,657	1,653	1,642	1,734	1,725	1,689
Total	2,828	2,754	2,732	2,785	2,774	2,840	2,768	2,871	2,741	2,805

Total (MBOED)
Alaska	191	185	165	204	186	228	217	202	222	218
Lower 48	352	387	414	436	397	414	450	469	472	451
Canada	70	67	70	74	70	65	54	66	67	63
Norway	128	114	125	126	123	137	117	133	137	131
United Kingdom	85	78	67	78	77	80	64	58	-	50
Libya	45	38	37	44	41	43	42	44	45	43
Europe and North Africa	258	230	229	248	241	260	223	235	182	224
Australia/Timor-Leste	57	46	54	55	53	56	45	47	43	48
China	37	29	34	42	36	41	37	35	29	35
Indonesia	53	53	54	53	53	54	54	56	58	56
Malaysia	53	54	49	61	54	60	53	55	59	57
Equity affiliates	198	198	192	184	193	183	199	201	202	196
AP/ME	398	380	383	395	389	394	388	394	391	392
Total	1,269	1,249	1,261	1,357	1,283	1,361	1,332	1,366	1,334	1,348

	2018					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	68.31	72.49	76.47	66.58	70.86	62.81	67.57	62.78	63.43	64.12
Lower 48	61.99	65.79	67.73	57.08	62.99	53.15	59.17	54.38	54.34	55.30
Canada	-	-	-	-	48.73	-	-	-	-	40.87
Norway	65.84	73.13	77.74	70.19	71.61	63.16	70.09	64.00	64.25	65.19
United Kingdom	64.27	70.97	76.51	66.56	69.00	59.74	69.22	63.32	-	64.68
Libya	65.90	72.86	73.42	68.30	69.83	63.22	68.95	62.30	63.95	64.47
Europe and North Africa	65.57	72.65	76.54	68.97	70.71	62.83	69.65	63.47	64.15	64.94
Australia/Timor-Leste	70.71	72.25	71.12	68.88	70.70	59.39	62.22	57.02	58.32	59.29
China	62.49	69.51	70.71	62.37	65.94	59.23	65.40	59.07	63.17	61.26
Indonesia	58.60	49.93	55.16	50.54	53.34	47.07	51.62	48.79	50.35	49.55
Malaysia	70.42	78.42	79.32	73.50	75.33	67.33	73.99	66.26	69.74	69.45
AP/ME	67.07	74.88	74.78	67.76	70.93	62.94	69.78	62.01	65.90	65.02
Total consolidated operations	65.47	70.42	72.97	63.74	68.03	59.45	64.90	59.56	60.14	60.98
Equity affiliates	66.50	76.11	76.62	70.73	72.49	59.53	63.98	59.91	61.58	61.32
Total	65.49	70.55	73.05	63.86	68.13	59.45	64.88	59.57	60.17	60.99

NGL ($/BBL)
Consolidated operations
Lower 48	24.57	26.71	32.17	25.13	27.30	20.66	17.91	13.04	16.27	16.83
Canada	-	-	-	-	43.70	-	-	-	-	19.87
Norway	32.58	41.12	35.57	33.23	35.56	33.37	29.42	24.38	32.42	30.67
United Kingdom	33.43	39.77	40.43	37.14	38.13	27.65	32.75	22.20	-	27.71
Europe and North Africa	32.98	40.35	38.80	34.75	36.87	31.15	32.00	23.20	32.42	29.37
Australia/Timor-Leste	44.36	44.23	52.30	42.66	47.20	40.13	39.97	30.13	37.20	37.85
AP/ME	44.36	44.23	52.30	42.66	47.20	40.13	39.97	30.13	37.20	37.85
Total consolidated operations	26.68	28.57	33.80	26.61	29.03	22.74	19.97	14.33	18.26	18.73
Equity affiliates	43.99	43.60	49.71	45.48	45.69	38.19	41.72	30.18	37.28	36.70
Total	28.37	29.94	35.14	28.04	30.48	23.85	21.65	15.59	19.67	20.09

Bitumen ($/BBL)
Canada*	14.06	32.38	34.15	11.65	22.29	33.15	37.20	32.54	24.58	31.72
Total	14.06	32.38	34.15	11.65	22.29	33.15	37.20	32.54	24.58	31.72

Natural Gas ($/MCF)
Consolidated operations
Alaska	2.51	2.51	2.52	2.41	2.48	3.42	3.19	3.01	3.09	3.19
Lower 48	2.76	2.34	2.80	3.35	2.82	2.74	2.10	1.80	1.92	2.12
Canada	-	-	-	-	1.00	-	-	-	-	0.49
Norway	7.32	7.19	8.23	8.57	7.87	6.39	4.31	3.37	4.61	4.72
United Kingdom	7.58	7.31	7.37	8.73	7.74	6.83	4.49	3.69	-	5.19
Libya	5.62	5.52	4.11	4.10	4.84	4.92	4.79	4.83	4.91	4.87
Europe and North Africa	7.38	7.19	7.62	8.42	7.65	6.55	4.42	3.60	4.63	4.92
Australia/Timor-Leste**	0.62	0.69	1.14	0.79	0.82	0.83	0.78	0.76	0.77	0.79
Indonesia	6.61	6.96	7.09	7.71	7.10	6.69	7.19	6.69	6.66	6.81
Malaysia	2.78	3.06	3.11	3.64	3.25	3.84	3.57	3.44	3.47	3.56
AP/ME	5.57	5.50	6.53	6.90	6.15	6.36	5.89	5.78	5.60	5.91
Total consolidated operations	5.18	4.85	5.48	6.05	5.40	5.27	4.08	3.73	3.88	4.25
Equity affiliates	5.04	5.72	6.35	7.15	6.06	7.31	5.81	6.40	5.75	6.29
Total	5.13	5.18	5.81	6.46	5.65	6.00	4.76	4.74	4.62	5.03
*Average realized prices exclude additional value realized from third-party purchases and sales for optimization of our pipeline capacity between Canada and the U.S. Gulf Coast.
**Excludes transfers to Darwin LNG plant.

	2018					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(541)	28	(247)	(907)	(1,667)	271	(193)	(14)	(26)	38

Detail of Earnings (Loss) ($ Millions)
Net interest expense	(160)	(174)	(174)	(172)	(680)	(196)	(131)	(123)	(154)	(604)
Corporate G&A expenses	(50)	(53)	(36)	48	(91)	(65)	(49)	(34)	(104)	(252)
Technology*	(10)	63	64	(8)	109	96	(10)	43	(6)	123
Other	(321)	192	(101)	(775)	(1,005)	436	(3)	100	238	771
Total	(541)	28	(247)	(907)	(1,667)	271	(193)	(14)	(26)	38
*Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(221)	(222)	(236)	(226)	(905)	(243)	(178)	(200)	(214)	(835)
Capitalized interest	37	45	50	38	170	10	13	16	18	57
Interest revenue	22	15	18	24	79	32	33	45	39	149
Total	(162)	(162)	(168)	(164)	(656)	(201)	(132)	(139)	(157)	(629)

Debt
Total debt ($ Millions)	17,046	14,974	14,997	14,968	14,968	14,945	14,923	14,920	14,895	14,895
Debt-to-capital ratio (%)	36%	32%	32%	32%	32%	31%	31%	30%	30%	30%

Equity ($ Millions)	30,718	31,222	32,079	32,064	32,064	32,981	33,074	35,239	35,050	35,050

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMBTU	Millions of British Thermal Units
MMCFD	Millions of Cubic Feet per Day